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                                                                    EXHIBIT 23.7

                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of Tele-Communications, Inc. for the Tele-Communications, Inc. 1996 Incentive Plan of our report dated February 14, 1996, relating to the combined financial statements of VII Cable which appear in Current Report on Form 8-K of Tele-Communications, Inc. dated June 19, 1996.


/s/ Price Waterhouse LLP
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Price Waterhouse LLP
San Jose, California
November 8, 1996